SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Variable Insurance Products Fund V

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on May 12, 2015

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at [                    ]

VARIABLE INSURANCE PRODUCTS FUND V

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on May 12, 2015 at 1:30 p.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (each a fund and collectively, the funds).

The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	To modify VIP Money Market Portfolio’s fundamental concentration policy.

The Board of Trustees has fixed the close of business on March 16, 2015 as the record date for the determination of the shareholders of each of the funds and classes, as applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

SCOTT C. GOEBEL Secretary

March 16, 2015

Your vote is important—please vote your shares promptly.

Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Variable product owners arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any such person who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction card at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND V

TO BE HELD ON MAY 12, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on May 12, 2015 at 1:30 p.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the funds’ investment adviser. Appendix A contains a list of the funds in the trust (each a fund and collectively, the funds).

The following summarizes the proposals applicable to each fund.

Proposal Number	Product Description	Applicable Funds	Page
1	To elect as Trustees the nominees presented in Proposal 1.	All funds of the trust	5
2	To modify the fund’s fundamental concentration policy.	VIP Money Market Portfolio	14

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction card on or about March 16, 2015. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by each fund.

The principal business address of FMR, each fund’s investment adviser and administrator, Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to certain of the funds, and FMR Co., Inc. (FMRC), sub-adviser to certain of the funds, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan; FIL Investment Advisors (FIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; FIA(UK), located at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom; and FIL Investments (Japan) Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan are also sub-advisers to the funds.

If the enclosed proxy or voting instruction form is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to Proposal 1, one-third of shares entitled to vote, with all funds in a trust voting together, constitutes a quorum for the transaction of business at the Meeting. With respect to Proposal 2, one-third of shares entitled to vote on the impacted fund constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of December 31, 2014 are indicated in Appendix B.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on December 31, 2014, to the knowledge of the trust, is detailed in Appendix C. Other than disclosed in Appendix C, to the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

FMR has advised the trust that certain shares are registered to FMR. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on March 16, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on March 16, 2015, will be entitled to submit instructions to their company. For ease of reference, variable product owners are generally referred to as “shareholders” in the Proxy Statement, unless indicated otherwise.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in the Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in the Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund’s annual and/or semiannual reports, contact Fidelity at 1-877-208-0098, visit Fidelity’s web site at www.advisor.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. With respect to Proposal 1, votes to ABSTAIN will have no effect. Approval of Proposal 2 requires the lesser of: (i) the affirmative vote of 67% of the shares voted if a majority of the shares entitled to vote are represented at the meeting; or (ii) a majority of the shares entitled to vote. With respect to Proposal 2, votes to ABSTAIN will have the same effect as votes cast against the proposal.

1.	TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. As of December 31, 2014, except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the nominees oversees 233 funds. Ms. Acton and Mr. Engler each oversee 215 funds, and Mr. Curvey oversees 406 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

James C. Curvey (1935)

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products) (2003-present), K12 Inc. (technology-based education company) (2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

*	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

[As of December 31, 2014, the nominees, Trustees and officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

During the period February 1, 2013 through December 31, 2014, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each fund’s Board, which is currently composed of two interested and eight Independent Trustees, met nine times during the fund’s most recent fiscal year ended December 31, 2014. Following the election, it is expected each fund’s Board will include two interested Trustees and eight Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of December 31, 2014 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix D.

Trustee compensation information for each fund of the current Board is included in Appendix E.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds and other Boards oversee Fidelity’s equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2014, the committee held 11 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers’ internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2014, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended December 31, 2014, the committee held five meetings.

The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2014, the committee held eight meetings. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte) has been selected as the independent registered public accounting firm for each of the funds, as indicated in Appendix F. PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, have each confirmed to the trust’s Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relate directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by fund audit firms to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are not required to be approved, but are reported to the Audit Committee annually.

The trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte in their audit of the funds taking into account representations from PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, regarding the independence of each from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended December 31, 2013 and December 31, 2012, the fees billed by PwC and Deloitte for services rendered to each fund are shown in Appendix F, which also provides the independent registered public accounting firm for each fund.

In each of the fiscal years ended December 31, 2013 and December 31, 2012, the fees billed by PwC and Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds are shown in Appendix F.

For each of the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate non-audit fees billed by PwC and Deloitte for services rendered to the funds and any Fund Service Provider are shown in Appendix F.

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the “de minimis” exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Elizabeth Paige Baumann, Marc Bryant, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Chris Maher, Nancy D. Prior, Kenneth B. Robins, Stephen Sadoski, Stacie M. Smith, Renee Stagnone, Michael H. Whitaker, and Joseph F. Zambello. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)

Year of Election or Appointment: 2012

Vice President of Fidelity’s Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

2.	TO MODIFY VIP MONEY MARKET PORTFOLIO’S FUNDAMENTAL CONCENTRATION POLICY

The Board of Trustees, including all of the Independent Trustees, recommends that the shareholders of VIP Money Market Portfolio approve changes to the fund’s fundamental concentration policy that would enable the fund to operate as a government money market fund. By operating as a government money market fund, the fund will be able to maintain a stable net asset value per share and will not be subject to liquidity fees or redemption gates under the SEC’s rules. Based on how shareholders use this fund and investor feedback, the Board of Trustees believes that shareholders would prefer a fund that operates in this manner.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. VIP Money Market Portfolio currently cannot concentrate its investments in any industry other than the financial services industry, although this limitation does not apply to a fund’s investments in U.S. Government securities. The fund’s current fundamental investment policy concerning the concentration of its investments within a single industry states:

“The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.”

Under the SEC’s rules, a government money market fund is a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. The fund’s current fundamental concentration policy, which requires the fund to invest more than 25% of its total assets in the financial services industry, precludes it from meeting the 99.5% investment requirement. As a result, the Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, a proposal to modify this fundamental investment policy to state (proposed deleted language is [bracketed]):

“The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry[, except that the fund will invest more than 25% of its total assets in the financial services industry].”

Under the proposed concentration policy, the fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the financial services industry.

If shareholders approve this proposal, the fund will make other changes necessary to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. The fund also currently intends to change its name to “Government Money Market Portfolio.”

If shareholders do not approve the concentration policy change, the board will consider other options, including mergers, liquidation or other actions.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2. If approved by shareholders, to permit the orderly transition of the fund’s portfolio, the proposed changes are currently expected to become effective in the fourth quarter of 2015. If the proposal is not approved by shareholders, the fund’s current fundamental policy will remain in effect.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of client services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

Exhibit 1

FIXED INCOME AND ASSET ALLOCATION FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I.	Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II.	Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A.	Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B.	Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

1. The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

2. The Chair shall serve as Chair of the Operations Committee.

3. The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

4. At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

5. The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds and the asset allocation funds and certain funds advised by Strategic Advisers. The term “Funds” does not include The North Carolina Capital Management Trust or the Fidelity Funds overseen by the Board of Trustees of the Equity and High Income Funds (“Equity Funds Board”).

6. The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C.	Meetings and Procedures of the Committee

1. The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

2. A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

3. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

4. The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

5. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D.	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E.	Particular Actions of the Committee

The Committee will:

1. Periodically review Board and Committee procedures and Committee Charters.

2. Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

3. Monitor corporate governance matters and make recommendations to the Board.

4. Make recommendations on the frequency and structure of Board of Trustees meetings.

5. Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

6. Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

7. Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

8. Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

9. Act as the administrative committee under the Retirement Plan for Non-Interested Person Trustees, Directors or General Partners (no presently-active Trustees will receive benefits under this plan).

10. Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

11. Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

12. Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

13. Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

14. Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

15. Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

16. Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F.	Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A.	Identification of Candidates

The Committee will:

1. Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

2. Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

3. Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

4. Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

5. Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B.	Selection of the Chair, etc.

1. The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

2. A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

APPENDIX A

LIST OF FUNDS

VIP Money Market Portfolio

VIP Asset Manager Portfolio

VIP Asset Manager: Growth Portfolio

VIP Strategic Income Portfolio

VIP Target Volatility Portfolio

VIP Investment Grade Bond Portfolio

Freedom 2005 Portfolio

Freedom 2010 Portfolio

Freedom 2015 Portfolio

Freedom 2020 Portfolio

Freedom 2025 Portfolio

Freedom 2030 Portfolio

Freedom 2035 Portfolio

Freedom 2040 Portfolio

Freedom 2045 Portfolio

Freedom 2050 Portfolio

Freedom Income Portfolio

Freedom Lifetime Income I Portfolio

Freedom Lifetime Income II Portfolio

Freedom Lifetime Income III Portfolio

FundsManager 20% Portfolio

FundsManager 50% Portfolio

FundsManager 60% Portfolio

FundsManager 70% Portfolio

FundsManager 85% Portfolio

Investor Freedom® 2005 Portfolio

Investor Freedom 2010 Portfolio

Investor Freedom 2015 Portfolio

Investor Freedom 2020 Portfolio

Investor Freedom 2025 Portfolio

Investor Freedom 2030 Portfolio

Investor Freedom Income® Portfolio

APPENDIX B

FUND SHARES ISSUED AND OUTSTANDING

(ALL PROPOSALS)

Number of Shares Outstanding as of December 31, 2014
VARIABLE INSURANCE PRODUCTS FUND V
VIP Money Market Portfolio
VIP Asset Manager Portfolio
VIP Asset Manager: Growth Portfolio
VIP Strategic Income Portfolio
VIP Target Volatility Portfolio
VIP Investment Grade Bond Portfolio
Freedom 2005 Portfolio
Freedom 2010 Portfolio
Freedom 2015 Portfolio
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Freedom 2035 Portfolio
Freedom 2040 Portfolio
Freedom 2045 Portfolio
Freedom 2050 Portfolio
Freedom Income Portfolio
Freedom Lifetime Income I Portfolio
Freedom Lifetime Income II Portfolio
Freedom Lifetime Income III Portfolio
FundsManager 20% Portfolio
FundsManager 50% Portfolio
FundsManager 60% Portfolio
FundsManager 70% Portfolio
FundsManager 85% Portfolio
Investor Freedom 2005 Portfolio
Investor Freedom 2010 Portfolio
Investor Freedom 2015 Portfolio
Investor Freedom 2020 Portfolio
Investor Freedom 2025 Portfolio
Investor Freedom 2030 Portfolio
Investor Freedom Income Portfolio

APPENDIX C

RECORD AND/OR BENEFICIAL OWNERSHIP

(ALL PROPOSALS)

December 31, 2014

Fund Name	Owner Name	City	State	Ownership %
VIP Money Market Portfolio
VIP Asset Manager Portfolio
VIP Asset Manager: Growth Portfolio
VIP Strategic Income Portfolio
VIP Target Volatility Portfolio
VIP Investment Grade Bond Portfolio
Freedom 2005 Portfolio
Freedom 2010 Portfolio
Freedom 2015 Portfolio
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Freedom 2035 Portfolio
Freedom 2040 Portfolio
Freedom 2045 Portfolio
Freedom 2050 Portfolio
Freedom Income Portfolio
Freedom Lifetime Income I Portfolio
Freedom Lifetime Income II Portfolio
Freedom Lifetime Income III Portfolio
FundsManager 20% Portfolio
FundsManager 50% Portfolio
FundsManager 60% Portfolio
FundsManager 70% Portfolio
FundsManager 85% Portfolio
Investor Freedom 2005 Portfolio
Investor Freedom 2010 Portfolio
Investor Freedom 2015 Portfolio
Investor Freedom 2020 Portfolio
Investor Freedom 2025 Portfolio
Investor Freedom 2030 Portfolio
Investor Freedom Income Portfolio

APPENDIX D

NOMINEE OWNERSHIP OF FUND SHARES

(PROPOSAL 1)

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	James C. Curvey		Abigail P. Johnson
VIP Money Market Portfolio		none		none
VIP Asset Manager Portfolio		none		none
VIP Asset Manager: Growth Portfolio		none		none
VIP Strategic Income Portfolio		none		none
VIP Target Volatility Portfolio		none		none
VIP Investment Grade Bond Portfolio		none		none
Freedom 2005 Portfolio		none		none
Freedom 2010 Portfolio		none		none
Freedom 2015 Portfolio		none		none
Freedom 2020 Portfolio		none		none
Freedom 2025 Portfolio		none		none
Freedom 2030 Portfolio		none		none
Freedom 2035 Portfolio		none		none
Freedom 2040 Portfolio		none		none
Freedom 2045 Portfolio		none		none
Freedom 2050 Portfolio		none		none
Freedom Income Portfolio		none		none
Freedom Lifetime Income I Portfolio		none		none
Freedom Lifetime Income II Portfolio		none		none
Freedom Lifetime Income III Portfolio		none		none
FundsManager 20% Portfolio		none		none
FundsManager 50% Portfolio		none		none
FundsManager 60% Portfolio		none		none
FundsManager 70% Portfolio		none		none
FundsManager 85% Portfolio		none		none
Investor Freedom 2005 Portfolio		none		none
Investor Freedom 2010 Portfolio		none		none
Investor Freedom 2015 Portfolio		none		none
Investor Freedom 2020 Portfolio		none		none
Investor Freedom 2025 Portfolio		none		none
Investor Freedom 2030 Portfolio		none		none
Investor Freedom Income Portfolio		none		none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $	100,000	over $	100,000

Independent Nominees
DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Elizabeth S. Acton		John Engler	Albert R. Gamper, Jr.		Robert F. Gartland
VIP Money Market Portfolio		none	none		none		none
VIP Asset Manager Portfolio		none	none		none		none
VIP Asset Manager: Growth Portfolio		none	none		none		none
VIP Strategic Income Portfolio		none	none		none		none
VIP Target Volatility Portfolio		none	none		none		none
VIP Investment Grade Bond Portfolio		none	none		none		none
Freedom 2005 Portfolio		none	none		none		none
Freedom 2010 Portfolio		none	none		none		none
Freedom 2015 Portfolio		none	none		none		none
Freedom 2020 Portfolio		none	none		none		none
Freedom 2025 Portfolio		none	none		none		none
Freedom 2030 Portfolio		none	none		none		none
Freedom 2035 Portfolio		none	none		none		none
Freedom 2040 Portfolio		none	none		none		none
Freedom 2045 Portfolio		none	none		none		none
Freedom 2050 Portfolio		none	none		none		none
Freedom Income Portfolio		none	none		none		none
Freedom Lifetime Income I Portfolio		none	none		none		none
Freedom Lifetime Income II Portfolio		none	none		none		none
Freedom Lifetime Income III Portfolio		none	none		none		none
FundsManager 20% Portfolio		none	none		none		none
FundsManager 50% Portfolio		none	none		none		none
FundsManager 60% Portfolio		none	none		none		none
FundsManager 70% Portfolio		none	none		none		none
FundsManager 85% Portfolio		none	none		none		none
Investor Freedom 2005 Portfolio		none	none		none		none
Investor Freedom 2010 Portfolio		none	none		none		none
Investor Freedom 2015 Portfolio		none	none		none		none
Investor Freedom 2020 Portfolio		none	none		none		none
Investor Freedom 2025 Portfolio		none	none		none		none
Investor Freedom 2030 Portfolio		none	none		none		none
Investor Freedom Income Portfolio		none	none		none		none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $	100,000	none	over $	100,000	over $	100,000

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Arthur E. Johnson		Michael E. Kenneally		James H. Keyes		Marie L. Knowles
VIP Money Market Portfolio		none		none		none		none
VIP Asset Manager Portfolio		none		none		none		none
VIP Asset Manager: Growth Portfolio		none		none		none		none
VIP Strategic Income Portfolio		none		none		none		none
VIP Target Volatility Portfolio		none		none		none		none
VIP Investment Grade Bond Portfolio		none		none		none		none
Freedom 2005 Portfolio		none		none		none		none
Freedom 2010 Portfolio		none		none		none		none
Freedom 2015 Portfolio		none		none		none		none
Freedom 2020 Portfolio		none		none		none		none
Freedom 2025 Portfolio		none		none		none		none
Freedom 2030 Portfolio		none		none		none		none
Freedom 2035 Portfolio		none		none		none		none
Freedom 2040 Portfolio		none		none		none		none
Freedom 2045 Portfolio		none		none		none		none
Freedom 2050 Portfolio		none		none		none		none
Freedom Income Portfolio		none		none		none		none
Freedom Lifetime Income I Portfolio		none		none		none		none
Freedom Lifetime Income II Portfolio		none		none		none		none
Freedom Lifetime Income III Portfolio		none		none		none		none
FundsManager 20% Portfolio		none		none		none		none
FundsManager 50% Portfolio		none		none		none		none
FundsManager 60% Portfolio		none		none		none		none
FundsManager 70% Portfolio		none		none		none		none
FundsManager 85% Portfolio		none		none		none		none
Investor Freedom 2005 Portfolio		none		none		none		none
Investor Freedom 2010 Portfolio		none		none		none		none
Investor Freedom 2015 Portfolio		none		none		none		none
Investor Freedom 2020 Portfolio		none		none		none		none
Investor Freedom 2025 Portfolio		none		none		none		none
Investor Freedom 2030 Portfolio		none		none		none		none
Investor Freedom Income Portfolio		none		none		none		none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $	100,000	over $	100,000	over $	100,000	over $	100,000

APPENDIX E

TRUSTEE COMPENSATION

(PROPOSAL 1)

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year and calendar year ended December 31, 2014.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
VIP Money Market Portfolio	$1,158	$143	$1,449	$1,158
VIP Asset Manager Portfolio	$601	$69	$753	$601
VIP Asset Manager: Growth Portfolio	$91	$11	$114	$91
VIP Strategic Income Portfolio	$523	$63	$654	$523
VIP Target Volatility Portfolio	$40	$7	$51	$40
VIP Investment Grade Bond Portfolio	$1,350	$167	$1,689	$1,350
Freedom 2005 Portfolio	$3	$0	$4	$3
Freedom 2010 Portfolio	$128	$15	$160	$128
Freedom 2015 Portfolio	$51	$6	$64	$51
Freedom 2020 Portfolio	$332	$39	$415	$332
Freedom 2025 Portfolio	$43	$5	$54	$43
Freedom 2030 Portfolio	$112	$15	$140	$112
Freedom 2035 Portfolio	$5	$1	$6	$5
Freedom 2040 Portfolio	$13	$2	$16	$13
Freedom 2045 Portfolio	$2	$0	$3	$2
Freedom 2050 Portfolio	$3	$1	$4	$3
Freedom Income Portfolio	$14	$2	$17	$14
Freedom Lifetime Income I Portfolio	$6	$1	$7	$6
Freedom Lifetime Income II Portfolio	$11	$1	$14	$11
Freedom Lifetime Income III Portfolio	$6	$1	$8	$6
FundsManager 20% Portfolio	$323	$39	$404	$323
FundsManager 50% Portfolio	$1,827	$254	$2,285	$1,827
FundsManager 60% Portfolio	$2,872	$337	$3,593	$2,872
FundsManager 70% Portfolio	$418	$52	$523	$418
FundsManager 85% Portfolio	$161	$20	$202	$161
Investor Freedom 2005 Portfolio	$9	$1	$12	$9
Investor Freedom 2010 Portfolio	$27	$3	$33	$27
Investor Freedom 2015 Portfolio	$44	$5	$55	$44
Investor Freedom 2020 Portfolio	$78	$10	$98	$78
Investor Freedom 2025 Portfolio	$56	$7	$70	$56
Investor Freedom 2030 Portfolio	$54	$7	$68	$54
Investor Freedom Income Portfolio	$28	$3	$35	$28
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$46,361	$498,000	$398,000

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
VIP Money Market Portfolio	$1,158	$1,158	$1,246	$1,304
VIP Asset Manager Portfolio	$601	$601	$647	$677
VIP Asset Manager: Growth Portfolio	$91	$91	$98	$103
VIP Strategic Income Portfolio	$523	$523	$562	$588
VIP Target Volatility Portfolio	$40	$40	$43	$46
VIP Investment Grade Bond Portfolio	$1,350	$1,350	$1,451	$1,519
Freedom 2005 Portfolio	$3	$3	$4	$4
Freedom 2010 Portfolio	$128	$128	$138	$144
Freedom 2015 Portfolio	$51	$51	$55	$58
Freedom 2020 Portfolio	$332	$332	$357	$373
Freedom 2025 Portfolio	$43	$43	$46	$48
Freedom 2030 Portfolio	$112	$112	$120	$126
Freedom 2035 Portfolio	$5	$5	$5	$5
Freedom 2040 Portfolio	$13	$13	$14	$14
Freedom 2045 Portfolio	$2	$2	$2	$3
Freedom 2050 Portfolio	$3	$3	$3	$4
Freedom Income Portfolio	$14	$14	$15	$15
Freedom Lifetime Income I Portfolio	$6	$6	$6	$7
Freedom Lifetime Income II Portfolio	$11	$11	$12	$13
Freedom Lifetime Income III Portfolio	$6	$6	$7	$7
FundsManager 20% Portfolio	$323	$323	$347	$363
FundsManager 50% Portfolio	$1,827	$1,827	$1,964	$2,056
FundsManager 60% Portfolio	$2,872	$2,872	$3,088	$3,233
FundsManager 70% Portfolio	$418	$418	$450	$471
FundsManager 85% Portfolio	$161	$161	$173	$182
Investor Freedom 2005 Portfolio	$9	$9	$10	$10
Investor Freedom 2010 Portfolio	$27	$27	$29	$30
Investor Freedom 2015 Portfolio	$44	$44	$47	$50
Investor Freedom 2020 Portfolio	$78	$78	$84	$88
Investor Freedom 2025 Portfolio	$56	$56	$61	$63
Investor Freedom 2030 Portfolio	$54	$54	$58	$61
Investor Freedom Income Portfolio	$28	$28	$30	$31
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$398,000	$428,000	$448,000

[1]	James C. Curvey and Abigail P. Johnson are interested persons and are compensated by FMR or an affiliate.
A	Reflects compensation received for the calendar year ended December 31, 2014 for 233 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

APPENDIX F

FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 1)

The following tables provide the fees billed by PwC and Deloitte for services rendered to each fund for each of the fiscal years ended December 31, 2013 and December 31, 2012.

2013A, B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Money Market Portfolio[2]	$45,000	$—	$2,100	$2,300
VIP Asset Manager Portfolio[1]	$36,000	$—	$7,400	$800
VIP Asset Manager: Growth Portfolio[1]	$34,000	$—	$5,200	$600
VIP Strategic Income Portfolio[2]	$78,000	$—	$3,500	$1,900
VIP Target Volatility Portfolio[2]	$27,000	$—	$3,100	$1,200
VIP Investment Grade Bond Portfolio[1]	$39,000	$—	$6,000	$1,100
Freedom 2005 Portfolio[1]	$22,000	$—	$4,900	$500
Freedom 2010 Portfolio[1]	$22,000	$—	$4,700	$500
Freedom 2015 Portfolio[1]	$22,000	$—	$4,900	$500
Freedom 2020 Portfolio[1]	$22,000	$—	$4,900	$500
Freedom 2025 Portfolio[1]	$22,000	$—	$4,900	$500
Freedom 2030 Portfolio[1]	$22,000	$—	$4,900	$500
Freedom 2035 Portfolio[1]	$21,000	$—	$4,900	$500
Freedom 2040 Portfolio[1]	$21,000	$—	$4,900	$500
Freedom 2045 Portfolio[1]	$21,000	$—	$4,900	$500
Freedom 2050 Portfolio[1]	$21,000	$—	$4,900	$500
Freedom Income Portfolio[1]	$22,000	$—	$4,900	$500
Freedom Lifetime Income I Portfolio[1]	$22,000	$—	$4,900	$500
Freedom Lifetime Income II Portfolio[1]	$22,000	$—	$4,900	$500
Freedom Lifetime Income III Portfolio[1]	$22,000	$—	$4,900	$500
FundsManager 20% Portfolio[2]	$29,000	$—	$2,700	$—
FundsManager 50% Portfolio[2]	$29,000	$—	$2,700	$—
FundsManager 60% Portfolio[2]	$29,000	$—	$2,700	$—
FundsManager 70% Portfolio[2]	$29,000	$—	$2,700	$—
FundsManager 85% Portfolio[2]	$29,000	$—	$2,700	$—
Investor Freedom 2005 Portfolio[2]	$20,000	$—	$2,900	$—
Investor Freedom 2010 Portfolio[2]	$20,000	$—	$2,900	$—
Investor Freedom 2015 Portfolio[2]	$20,000	$—	$2,900	$—
Investor Freedom 2020 Portfolio[2]	$20,000	$—	$2,900	$—
Investor Freedom 2025 Portfolio[2]	$20,000	$—	$2,900	$—
Investor Freedom 2030 Portfolio[2]	$20,000	$—	$2,900	$—
Investor Freedom Income Portfolio[2]	$20,000	$—	$2,900	$—

A	Amounts may reflect rounding.
B	VIP Target Volatility Portfolio commenced operations on February 13, 2013.
[1]	Deloitte serves as Independent Registered Public Accounting Firm.
[2]	PwC serves as Independent Registered Public Accounting Firm.

2012A, B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Money Market Portfolio	$44,000	$—	$2,000	$2,400
VIP Asset Manager Portfolio	$31,000	$—	$6,700	$500
VIP Asset Manager: Growth Portfolio	$30,000	$—	$4,600	$400
VIP Strategic Income Portfolio	$74,000	$—	$3,500	$2,000
VIP Target Volatility Portfolio	$—	$—	$—	$—
VIP Investment Grade Bond Portfolio	$35,000	$—	$5,700	$800
Freedom 2005 Portfolio	$22,000	$—	$4,600	$400
Freedom 2010 Portfolio	$22,000	$—	$4,600	$400
Freedom 2015 Portfolio	$22,000	$—	$4,600	$400
Freedom 2020 Portfolio	$22,000	$—	$4,600	$400
Freedom 2025 Portfolio	$22,000	$—	$4,600	$400
Freedom 2030 Portfolio	$22,000	$—	$4,600	$400
Freedom 2035 Portfolio	$20,000	$—	$4,600	$400
Freedom 2040 Portfolio	$20,000	$—	$4,600	$400
Freedom 2045 Portfolio	$20,000	$—	$4,600	$400
Freedom 2050 Portfolio	$20,000	$—	$4,600	$400
Freedom Income Portfolio	$22,000	$—	$4,600	$400
Freedom Lifetime Income I Portfolio	$22,000	$—	$4,600	$400
Freedom Lifetime Income II Portfolio	$22,000	$—	$4,600	$400
Freedom Lifetime Income III Portfolio	$22,000	$—	$4,600	$400
FundsManager 20% Portfolio	$29,000	$—	$2,600	$—
FundsManager 50% Portfolio	$29,000	$—	$2,600	$—
FundsManager 60% Portfolio	$29,000	$—	$2,600	$—
FundsManager 70% Portfolio	$29,000	$—	$2,600	$—
FundsManager 85% Portfolio	$29,000	$—	$2,600	$—
Investor Freedom 2005 Portfolio	$29,000	$—	$2,600	$—
Investor Freedom 2010 Portfolio	$29,000	$—	$2,600	$—
Investor Freedom 2015 Portfolio	$29,000	$—	$2,600	$—
Investor Freedom 2020 Portfolio	$29,000	$—	$2,600	$—
Investor Freedom 2025 Portfolio	$29,000	$—	$2,600	$—
Investor Freedom 2030 Portfolio	$29,000	$—	$2,600	$—
Investor Freedom Income Portfolio	$29,000	$—	$2,600	$—

A	Amounts may reflect rounding.
B	VIP Target Volatility Portfolio commenced operations on February 13, 2013.

The following table provides the fees billed by PwC and Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds in each of the fiscal years ended December 31, 2013 and December 31, 2012.

2013A, B	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,920,000	$—	$50,000
Deloitte	$765,000	$—	$795,000

2012A, B	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$4,805,000	$—	$—
Deloitte	$910,000	$—	$955,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the VIP Target Volatility Portfolio’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

The following table shows the aggregate non-audit fees billed by PwC and Deloitte for services rendered to the funds, except VIP Money Market Portfolio, and any Fund Service Provider for each of the fiscal years ended December 31, 2013 and December 31, 2012.

2013A, B	Aggregate Non-Audit Fees
PwC	$5,565,000
Deloitte	$1,775,000

2012A, B, C	Aggregate Non-Audit Fees
PwC	$5,645,000
Deloitte	$1,985,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the VIP Target Volatility Portfolio’s commencement of operations.
C	Reflects current period presentation.

The following table shows the aggregate non-audit fees billed by PwC for services rendered to VIP Money Market Portfolio and any Fund Service Provider for each of the fiscal years ended December 31, 2013 and December 31, 2012.

2013A	Aggregate Non-Audit Fees
PwC	$5,525,000

2012A	Aggregate Non-Audit Fees
PwC	$5,615,000

A	Amounts may reflect rounding.

Fidelity, Fidelity Investments & Pyramid Design, FMR, Investor Freedom, and Investor Freedom Income are registered service marks of FMR LLC. © 2015 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9863595.100

FVIPV-PXS-0315

Form of Proxy Card: all funds in Variable Insurance Products Fund V

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267–3023		of additional mailings.

Vote by_Mail!

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] PROXY SOLICITED BY THE TRUSTEES	[Client Code prints here]

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 1:30 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Elizabeth S. Acton (02) James C. Curvey (03) John Engler (04) Albert R. Gamper, Jr. (05) Robert F. Gartland	(06) Abigail P. Johnson (07) Arthur E. Johnson (08) Michael E. Kenneally (09) James H. Keyes (10) Marie L. Knowles

		FOR	AGAINST	ABSTAIN

2.	To modify VIP Money Market Portfolio’s fundamental concentration policy.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of Proxy Card: all funds in Variable Insurance Products Fund V

Fidelity Investments® (logo) PO Box 673023 Dallas, TX 75267–3023	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.–

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 1:30 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

	(01) Elizabeth S. Acton (02) James C. Curvey (03) John Engler (04) Albert R. Gamper, Jr. (05) Robert F. Gartland	(06) Abigail P. Johnson (07) Arthur E. Johnson (08) Michael E. Kenneally (09) James H. Keyes (10) Marie L. Knowles	FOR all nominees listed (except as noted on the line at left) ☐		WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN

2.	To modify VIP Money Market Portfolio’s fundamental concentration policy.		☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

[proxy card code to be inserted by tabulator]